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EXHIBIT 10.2
                         Mineral Tenure Act
                             Section 52

                       BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:  Mineral        SUB-RECORDED
                                        RECEIVED
MINING DIVISION:    Osoyoos             Nov. 06 2000
                                        M.R. #5 $20.00
                                        Vancouver, B.C.

SELLER:                                 PURCHASER:
I, Locke B. Goldsmith                   Rodney L. Lozinski
Full Name                               Full Name

301-1855 Balsam St.                     412 Memorial Drive N.E.
Vancouver, B.C.                         Calgary, Alberta
Address                                 Address

V6K 3M3        (604) 733-2830           T2E 4Y7   (403) 265-8788
Postal Code    Telephone                Postal Code    Telephone

For and in consideration of the sum of Ten dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE      TENURE NUMBER       PERCENTAGE OF TITLE
                                                  BEING SOLD

Cahill 3                      380915              100
Cahill 4                      380916              100
Cahill 5                      380917              100
Cahill 6                      380918              100
Cahill 7                      380919              100
Cahill 8                      380920              100
Cahill 9                      380921              100
Cahill 10                     380922              100
Cahill 11                     380923              100
Cahill 12                     380924              100

                              I declare that I have good title to
                              these tenures and every right to sell
                              the same, In witness whereof I have
                              today signed my legal name.
October 20, 2000

/s/ illegible                 /s/ Locke Goldsmith
Signature of Witness          Signature of Seller

                              * If a corporation, either the
                              corporate seal or signature of a
                              signing officer with position in
                              corporation stated.